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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  -------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



         Date of report (Date of earliest event reported): June 18, 2001
                                                           -------------


                                 SUNSOURCE INC.
                 ----------------------------------------------
                 (Exact Name of Registrant Specified in Charter)



         Delaware                       1-13293                  23-2874736
     ----------------            ---------------------       ------------------
      (State or Other              (Commission File           (I.R.S. Employer
      Jurisdiction of                   Number)              Identification No.)
      Incorporation)


             2600 One Logan Square
          Philadelphia, Pennsylvania                               19103
     ---------------------------------------                 ------------------
    (Address of Principal Executive Offices)                     (Zip Code)


       Registrant's telephone number, including area code: (215) 282-1290
                                                           --------------



           ___________________________________________________________
          (Former Name or Former Address, if Changed Since Last Report)




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Item 5.      Other Events

         On June 18, 2001, the Company entered into an Agreement and Plan of Merger by and among Allied Capital Corporation, Allied Capital Lock Acquisition Corporation and SunSource Inc. The agreement is filed as Exhibit 2.1 to this Form 8-K and the press release relating thereto is filed as Exhibit 99.1 to this Form 8-K, and both Exhibits are incorporated herein by reference.

Item 7.      Financial Statements, Pro Forma Financial Information and Exhibits.

             (c)      Exhibits.

       Exhibit Number                   Description of Document
       --------------                   -----------------------
            2.1                         Agreement and Plan of Merger dated as of
                                        June 18, 2001 by and among Allied
                                        Capital Corporation, Allied Capital Lock
                                        Acquisition Corporation and SunSource
                                        Inc.

           99.1                         Press Release dated June 19, 2001.











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                                    SIGNATURE


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                SUNSOURCE INC.


                                By     /s/ Joseph M. Corvino
                                       -----------------------------------------
                                       Joseph M. Corvino
                                       Vice President - Finance; Chief Financial
                                       Officer



Dated: June 21, 2001





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                                  Exhibit Index
                                  -------------

           Exhibit
           -------
             2.1 Agreement and Plan of Merger dated as of June 18, 2001 by and among Allied Capital Corporation, Allied Capital Lock Acquisition Corporation and SunSource Inc.

            99.1               Press Release dated June 19, 2001.